UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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SUN CAPITAL ADVISERS TRUST

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Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley, MA 02481

July [ ], 2004

Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (the "variable contract") issued by either Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"). Shares of one or more of SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Investors Foundation Fund and SC Select Equity Fund (each, a "Fund," together, the "Funds") of the Sun Capital Advisers Trust (the "Trust") have been purchased at your direction by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the "Accounts") to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.), is the record owner of Fund shares held in connection with your variable contract by the Account through which your contract was issued. As record owner of such Fund shares, Sun Life (U.S.) or Sun Life (N.Y.) has been asked by the Trust's board of trustees to approve proposals to liquidate each of the Funds and distribute the liquidation proceeds to the Funds' respective shareholders. The Funds' only record shareholders are the Accounts and Sun Life Assurance Company of Canada (which purchased shares at the inception of each Fund to provide seed money for the Fund). As is more fully explained in the attached proxy statement, each Fund is holding a meeting of its shareholders to consider approval of a plan to liquidate the Fund (each, a "Liquidation Plan") and distribute the liquidation proceeds to the Fund's shareholders. As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund's shareholders at which shareholders are being asked to vote on any matter. We are writing to you to ask that you instruct us, either by telephone, by Internet, or by mail, in order that we may vote on your behalf at the meeting of shareholders of the Fund or Funds in which your variable contract values are invested.

Under each Liquidation Plan, the relevant Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any realized capital gains and net investment income in the form of dividends. Each Liquidation Plan provides that as of the liquidation date, the relevant Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

Prior to the proposed liquidations, you may instruct Sun Life (U.S.) or Sun Life (N.Y.) to transfer your contract value currently allocated to any of the Funds into other investment options available under your contract. If you do not provide transfer instructions prior to the liquidations, then immediately following the distribution of liquidation proceeds, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds attributable to your variable contract by transferring the proceeds from the subaccounts that held Fund shares to the subaccount that invests in shares of the money market fund offered under your variable contract. Depending on which type of contract you own, the money market fund will be either the Trust's Sun Capital Money Market Fund, the Money Market Series of the MFS/Sun Life Series Trust, or the Fidelity VIP Money Market Portfolio.

Therefore, a second reason that we are writing to you is to ask that you provide us with transfer instructions in order that we may transfer your contract value currently invested in one or more of the Funds to another investment option or options under your variable contract. We have supplied contact information at the end of this letter so that you may provide us with your transfer instructions.

The proposed Fund liquidations are described in detail in the attached proxy statement, but here are some additional facts about the liquidations that may be useful to you:

    A Fund liquidation will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. You may make one transfer of contract value out of any subaccount investing in a Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period. If contract value is transferred to the money market fund offered under your variable contract in the absence of transfer instructions from you, then for thirty days following the liquidation, you may transfer such contract value out of the money market subaccount free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period.
    A Fund liquidation will not alter your rights or the obligations of Sun Life (U.S.) or Sun Life (N.Y.) under your variable contract.
    A Fund liquidation, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

Sun Capital Advisers, Inc., the Trust's investment manager, proposed the liquidations because the Funds have lacked broad market appeal, have failed to generate sufficient assets to operate efficiently, and are not expected to achieve effective investment operations or economies of scale in the future. At a recent meeting, the Trust's board of trustees (the "Board") considered information provided by the investment manager on the Funds' lack of growth and limited prospects for future growth, and the Funds' expenses.

After carefully considering the merits of the proposal, the Board has determined that it is in the best interests of each Fund and its shareholders and the variable contract owners indirectly invested in each Fund to liquidate each of the Funds. Among the factors considered by the Board in reaching this conclusion was the fact that variable contract owners are encouraged to provide prior instructions as to transferring contract value to alternative investment options and the fact that transfers will not create adverse tax consequences for contract owners.

The Board recommends that you read the enclosed materials carefully and then instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote for the liquidation proposal applicable to your Fund(s).

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction form(s) to instruct us by telephone, by Internet, or by signing and returning the voting instruction form(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the appropriate telephone number shown below for your type of variable contract.

Your contract value transfer instructions also are important. Please take a moment now to provide us with your transfer instructions.

VARIABLE ANNUITIES: If your contract is a variable annuity, please call, as applicable, Sun Life (U.S.) at 1-800-752-7215 or Sun Life (N.Y.) at 1-800-477-7569 to request more information or to make transfer arrangements for your contract.

INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE: If your contract is an individual variable universal life insurance policy, please call, as applicable, Sun Life (U.S.) at 1-800-700-6554 or Sun Life (N.Y.) at 1-866-702-6998 to request more information or to make transfer arrangements for your contract.

CORPORATE-OWNED VARIABLE UNIVERSAL LIFE INSURANCE: If your contract is a corporate-owned variable universal life insurance policy, please call Sun Life (U.S.) at 1-888-594-2654 to request more information or a transfer request form. Please send your written transfer request to Sun Life (U.S.) by facsimile to [fax number _________] or by mail to [address_____________________________].

Sincerely,

[______________________]

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York

[______________________]

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York

SUN CAPITAL ADVISERS TRUST

SC Alger Growth Fund

SC Alger Income & Growth Fund

SC Alger Small Capitalization Fund

SC Davis Financial Fund

SC Neuberger Berman Mid Cap Growth Fund

SC Neuberger Berman Mid Cap Value Fund

SC Value Equity Fund

SC Value Managed Fund

SC Value Mid Cap Fund

SC Investors Foundation Fund

SC Select Equity Fund

Notice of Special Meetings of Shareholders

July [ ], 2004

To owners of variable annuity contracts or variable life insurance policies ("variable contracts") issued by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

Notice is hereby given that Special Meetings of Shareholders (the "Meetings") of the SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Investors Foundation Fund and SC Select Equity Fund (each, a "Fund") of Sun Capital Advisers Trust (the "Trust") will be held on August 5, 2004 at 10:00 a.m. (E.D.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481. Shareholders of each Fund will meet and vote separately at the Meeting of that Fund.

The Meetings will be held for the following purposes:

1a.

for SC Alger Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1b.

for SC Alger Income & Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1c.

for SC Alger Small Capitalization Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1d.

for SC Davis Financial Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1e.

for SC Neuberger Berman Mid Cap Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1f.

for SC Neuberger Berman Mid Cap Value Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1g.

for SC Value Equity Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1h.

for SC Value Managed Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1i.

for SC Value Mid Cap Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1j.

for SC Investors Foundation Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement;

1k.

for SC Select Equity Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described in the accompanying proxy statement; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Trust's board of trustees recommends that shareholders of each Fund vote to approve the applicable plan of liquidation for the Fund.

Sun Life Assurance Company of Canada and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote the shares of the Funds at the Meetings in accordance with, timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares. Sun Life Assurance Company of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

As a variable contract owner of record at the close of business on June 25, 2004, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matter to be voted upon at each Meeting or any adjournment(s) thereof.

Your vote is important. Whether or not you expect to attend the meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions by telephone, through the Internet, or by mail.

By Order of the Board of Trustees

Maura A. Murphy, Esq.
Secretary

Wellesley, Massachusetts July [ ], 2004

Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley, Massachusetts 02481

July [ ], 2004

Proxy Statement

This Proxy Statement (the "Statement") is being furnished on behalf of the board of trustees of Sun Capital Advisers Trust (the "Trust") by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") or Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to owners of certain variable annuity contracts and variable life insurance policies ("variable contracts") issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust representing an interest in one or more of the following investment portfolios of the Trust: SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Investors Foundation Fund and SC Select Equity Fund (each, a "Fund," together, the "Funds").

This Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at Special Meetings of holders of shares of each Fund (together, the "Meetings"). The Meetings are to be held on August 5, 2004 at 10:00 a.m. (E.D.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Special Meetings. Shareholders of each Fund will meet and vote separately at the Meeting of their Fund. The approximate mailing date of this Statement and the Voting Instruction Form is July [ ], 2004.

At the Meetings, shareholders will be asked:

1a.

FOR SC Alger Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Alger Growth Fund SHARES ONLY.

1b.

FOR SC Alger Income & Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Alger Income & Growth Fund SHARES ONLY.

1c.

FOR SC Alger Small Capitalization Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Alger Small Capitalization Fund SHARES ONLY.

1d.

FOR SC Davis Financial Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Davis Financial Fund SHARES ONLY.

1e.

FOR SC Neuberger Berman Mid Cap Growth Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Neuberger Berman Mid Cap Growth Fund SHARES ONLY.

1f.

FOR SC Neuberger Berman Mid Cap Value Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Neuberger Berman Mid Cap Value Fund SHARES ONLY.

1g.

FOR SC Value Equity Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Value Equity Fund SHARES ONLY.

1h.

FOR SC Value Managed Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Value Managed Fund SHARES ONLY.

1i.

FOR SC Value Mid Cap Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Value Mid Cap Fund SHARES ONLY.

1j.

FOR SC Investors Foundation Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Investors Foundation Fund SHARES ONLY.

1k.

FOR SC Select Equity Fund: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Fund and distribute the liquidation proceeds to the Fund's shareholders as described herein. HOLDERS OF SC Select Equity Fund SHARES ONLY.

2.	ALL THE FUNDS: To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Sun Life Assurance Company of Canada ("Sun Life of Canada") and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) are the only holders of shares of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) have agreed to vote the shares of each Fund at the Fund's Meeting in accordance with the timely instructions received from owners of variable contracts ("owners") having contract value allocated to Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Sun Life (N.Y.) Variable Account C or Sun Life (N.Y.) Variable Account D (the "Accounts") and invested in Fund shares on the record date.

Sun Life of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

The Trust is an open-end, management investment company issuing 18 series of shares, each series representing a fractional undivided interest in a particular investment portfolio (a "Fund"), each of which has a different investment objective and different investment policies. Each proposed liquidation would result in the liquidation of the relevant Fund and the proceeds of each such liquidation being distributed to Sun Life of Canada and the appropriate Accounts. Proceeds distributed to the Accounts will be reinvested by Sun Life (U.S.) and Sun Life (N.Y.) in other investment options available under the variable contracts pursuant to transfer instructions timely received from owners or, if the owner does not provide timely transfer instructions, in the money market fund offered under the owner's variable contract. Depending on which variable contract the owner owns, the money market fund will be either the Trust's Sun Capital Money Market Fund, the Money Market Series of the MFS/Sun Life Series Trust, or the Fidelity VIP Money Market Portfolio.

Earlier this year each owner received the Trust's 2003 annual report to shareholders. Additional copies of this report also are available without charge by calling Sun Life (U.S.) or Sun Life (N.Y.) at the appropriate telephone number for your variable contract. Telephone numbers are listed by type of variable contract at the end of this proxy statement. You may also request an additional copy by writing to the Secretary of the Trust at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, Sun Code 1335.

General Voting Information

This Statement is being furnished to owners on behalf of the board of trustees of the Trust in connection with the solicitation by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from owners indirectly invested in each Fund in connection with meetings of each Fund's shareholders to be held on August 5, 2004. The Trust's board of trustees has called the Meetings to consider the matters indicated on the cover page of the Statement. Sun Life of Canada and the Accounts are the only holders of Fund shares. Sun Life (U.S.) and Sun Life (N.Y.) will vote the Fund shares at the relevant meetings in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Accounts. Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's variable contract allocated to the subaccount of each Account holding the shares of the appropriate Fund. Sun Life of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received. If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain owners. Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before Fund shareholders. Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meetings by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, Sun Code 1335.

The board of trustees of the Trust has fixed June 25, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of June 25, 2004, each Fund had the following number of shares outstanding:
Fund	Number of Shares Outstanding
SC Alger Growth Fund
SC Alger Income & Growth Fund
SC Alger Small Capitalization Fund
SC Davis Financial Fund
SC Neuberger Berman Mid Cap Growth Fund
SC Neuberger Berman Mid Cap Value Fund
SC Value Equity Fund
SC Value Managed Fund
SC Value Mid Cap Fund
SC Investors Foundation Fund
SC Select Equity Fund

None of the trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust. To the best knowledge of the board of trustees of the Trust, Sun Life (U.S.) or Sun Life (N.Y.), there are no owners, as of June 25, 2004, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of any Fund's shares. [NOTE: NEED VERIFY ON RECORD DATE WHETHER OR NOT THERE ARE ANY 5% OWNERS] As of June 25, 2004, Sun Life of Canada held directly the following number of shares:

Fund	Number of Shares	Number of Shares as a Percentage of the Fund's Total Outstanding Shares
SC Alger Growth Fund
SC Alger Income & Growth Fund
SC Alger Small Capitalization Fund
SC Davis Financial Fund
SC Neuberger Berman Mid Cap Growth Fund
SC Neuberger Berman Mid Cap Value Fund
SC Value Equity Fund
SC Value Managed Fund
SC Value Mid Cap Fund
SC Investors Foundation Fund
SC Select Equity Fund

To be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive an owner's voting instructions either by telephone, through the Internet, or via a properly executed Voting Instruction Form mailed to Proxy Tabulator, P.O. Box 9122, Hingham, Massachusetts 02043 [VERIFY ADDRESS], by 5:00 p.m. (E.S.T.) on August 4, 2004.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each share of beneficial interest is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. For each Fund, approval of the proposed liquidation requires the affirmative vote of a majority of the Fund's outstanding shares at the close of business on the record date provided that at least one-third of the outstanding shares are present at that Meeting. Therefore, a voting instruction to "abstain" on a proposal has the same effect as an instruction to vote "against" a proposal. Shareholders present at a Meeting may adjourn the meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares are present at the Meeting, (2) insufficient votes are cast in favor of a proposal to approve the proposal, or (3) Sun Life (U.S.) and Sun Life (N.Y.) receive voting instructions from so few owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Adjourned meetings may be held within a reasonable time after the date originally set for a Meeting without further notice to shareholders or owners. Sun Life of Canada, Sun Life (U.S.) and Sun Life (N.Y.) will vote: (1) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (2) shares represented by instructions to vote against a proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.

Sun Capital Advisers, Inc., the investment manager to the Trust ("Sun Capital"), will bear all of the expenses of soliciting voting instructions. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, electronic or oral communications by employees of Sun Life (U.S.) or its affiliates. This Statement and Voting Instruction Form(s) were first mailed to owners on or about July [ ], 2004.

The Proposals

Summary

The board of trustees of the Trust has approved plans of liquidation (each, a "Plan," together, the "Plans"), a form of which is attached to this Statement as an Appendix, pursuant to which each Fund would be liquidated and the liquidation proceeds of the Fund would be distributed to Sun Life of Canada and the appropriate Accounts.

Each proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the relevant Fund being paid by the Fund, (2) the assets of the Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to Sun Life of Canada and Accounts of Sun Life (U.S.), and Sun Life (N.Y.) in proportion to their share ownership in each Fund. After the distribution of the liquidation proceeds, the Trust would terminate each Fund's existence.

As to each proposed liquidation, Sun Life (U.S.) and Sun Life (N.Y.) each intend to arrange for the transfer (as described below) of liquidation proceeds distributed to its Accounts from subaccounts invested in each Fund to subaccounts investing in other investment options available under the variable contracts issued through that Account. Consequently, if owners vote to approve a proposed liquidation, the relevant Fund will be liquidated and Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the liquidation proceeds applicable to each owner's interest in that Fund either by purchasing shares of another investment option available under the owner's variable contract according to transfer instructions timely provided by the owner or, if no instructions are timely provided, by purchasing shares of the money market fund offered under the owner's contract.

Approval is being sought separately for each Plan from owners who would be affected by the Plan. If a Plan is approved, the proposed liquidation to which it relates will be carried out even if one or more of the other Plans is not approved. If one or more of the Plans is not approved, then the Meeting for the Fund to which the Plan relates may be adjourned, as described above. If the Meeting is not adjourned, or if the Plan is not approved at the reconvened meeting, then the Fund to which the Plan relates will not liquidate. In that event, Sun Life (U.S.) and Sun Life (N.Y.) will not receive or reinvest any cash proceeds from that Fund, and the board of trustees of the Trust will consider what other action, if any, may be appropriate.

Reasons for the Proposed Liquidations

The Funds have been in existence for periods ranging from approximately two to four years. Throughout this time, the Funds have remained very small and have not proven popular with variable contract owners. No Fund's asset size has exceeded $25 million, and most are significantly lower. As a result, the Funds have not experienced the sustained positive cash flows or asset size needed to achieve effective investment operations. Their small asset size makes it difficult for them to attain the desired degree of diversification in their investments and to acquire positions in desired amounts or on favorable terms. It also results in fixed expenses remaining high relative to assets. Consequently, Sun Capital has had to waive its management fee and reimburse these Funds for certain of their expenses in order to maintain their viability as investment options under the variable contracts. Sun Capital does not anticipate that the Funds' asset size or cash flow situation will materially improve in the foreseeable future and does not intend to continue to subsidize the Funds indefinitely. Therefore, it has proposed to the Trust's board of trustees that the Funds be liquidated.The net assets, management fee and expense ratio of each Fund (both with and without the effect of Sun Capital's subsidies) as of December 31, 2003, are shown in the following table. Shareholders (and indirectly owners) pay these fees and expenses. The tables do not reflect any insurance or separate account fees and expenses or other charges imposed under the variable contracts. Expenses for the Funds are based on their annualized expenses for the fiscal year ended December 31, 2003.

Fund Net Assets and Annualized Operating Expenses
as of December 31, 2003
	SC ALGER GROWTH FUND	SC ALGER INCOME & GROWTH FUND	SC ALGER SMALL CAPITALIZATION FUND	SC DAVIS FINANCIAL FUND
Net Assets (millions)	$ 12.1	$ 9.0	$ 6.9	$ 9.0
Management Fee	0.75%	0.625%	0.85%	0.75%
Other Expenses	1.63%	2.025%	3.09%	1.61%
Total Expenses (Gross)	2.38%	2.65%	3.94%	2.36%
(Reimbursement)	(1.48%)	(1.85%)	(2.94%)	(1.46%)
Total Expenses (Net)	0.90%	0.80%	1.00%	0.90%
	SC NEUBERGER BERMAN MID CAP GROWTH FUND	SC NEUBERGER BERMAN MID CAP VALUE FUND	SC VALUE EQUITY FUND	SC VALUE MANAGED FUND
Net Assets (millions)	$ 6.9	$ 9.7	$ 8.7	$ 5.6
Management Fee	0.95%	0.95%	0.80%	0.80%
Other Expenses	2.66%	1.76%	1.83%	2.62%
Total Expenses (Gross)	3.61%	2.71%	2.63%	3.42%
(Reimbursement)	(2.51%)	(1.61%)	(1.73%)	(2.52%)
Total Expenses (Net)	1.10%	1.10%	0.90%	0.90%

	SC VALUE MID CAP FUND	SC INVESTORS FOUNDATION FUND	SC SELECT EQUITY FUND
Net Assets (millions)	$ 20.6	$ 7.7	$ 10.8
Management Fee	0.80%	0.75%	0.75%
Other Expenses	0.84%	2.19%	1.48%
Total Expenses (Gross)	1.64%	2.94%	2.23%
(Reimbursement)	(0.64%)	(2.04%)	(1.33%)
Total Expenses (Net)	1.00%	0.90%	0.90%

Liquidation Plans

Under each Plan, the relevant Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plans provide that as of the liquidation date, each Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

Immediately following the distribution of liquidation proceeds to shareholders, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds distributed to each of their Accounts by transferring the proceeds from the subaccounts that held Fund shares to other subaccounts pursuant to the transfer instructions timely received from owners. For variable contracts as to which the owner has not provided timely transfer instructions, Sun Life (U.S.) or Sun Life (N.Y.) will transfer contract value to the subaccount that invests in shares of the money market fund offered under the owner's variable contract.

Owners will not incur any transfer fees or other variable contract charges under the Plans. All expenses related to the solicitation of owner voting instructions, including the preparation of the Plans and this Statement, have been or will be paid by Sun Capital. Under each Plan, the expense of liquidating the relevant Fund's investment portfolio, including brokerage commissions, dealer spreads, custody charges and other transaction expenses, will be borne by that Fund.

Effects on Owners

The proposed liquidations will not in any way affect owners' rights or the obligations of Sun Life (U.S.) and Sun Life (N.Y.) under the variable contracts. At any time prior to the proposed liquidations, owners may make one transfer of variable contract value out of any subaccount investing in a Fund free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period. If an owner does not provide transfer instructions prior to a liquidation, then Sun Life (U.S.) or Sun Life (N.Y.) will immediately reinvest liquidation proceeds attributable to the owner's variable contract in shares of the money market fund offered under the owner's variable contract. However, for thirty days following the liquidation, such owners may transfer contract value attributable to the liquidations out of the subaccount investing in the money market fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period.

Furthermore, Sun Life (U.S.) and Sun Life (N.Y.) have been advised by counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners. Such counsel will deliver to the Trust a written opinion to this effect before the proposed liquidations.

In seeking to ensure that owners will make their own investment decisions as to the reinvestment of their contract values allocated to the Funds, Sun Life (U.S.) and Sun Life (N.Y.) are requesting not only voting instructions as to the approval or disapproval of the Plans, but are also requesting transfer instructions from owners as to the reinvestment of their contract values currently allocated to the subaccount of an Account currently invested in shares of a Fund. As of the liquidation date and on behalf of owners who have not exercised their transfer rights PRIOR to the liquidation date, Sun Life (U.S.) and/or sun Life (N.Y.) will take one of two actions: (1) for owners who have provided transfer instructions, Sun Life (U.S.) and/or Sun Life (N.Y.) will arrange for the transfer of any contract value representing liquidation proceeds to the subaccount(s) selected by the owner in accordance with his or her prior instructions, or (2) for owners who have not provided transfer instructions prior to the liquidation date, Sun Life (U.S.) and/or Sun Life (N.Y.) will transfer contract value representing liquidation proceeds to the subaccount investing in shares of the money market fund offered under the owner's contract. The money market fund will be either the Trust's Sun Capital Money Market Fund, the Money Market Series of the MFS/Sun Life Series Trust or the Fidelity VIP Money Market Portfolio, depending on which of these money market funds is offered under the owner's variable contract.

Shortly after the proposed liquidations, Sun Life (U.S.) and Sun Life (N.Y.) will send to those owners who did not provide transfer instructions and whose contract value consequently was transferred to a subaccount investing in the Sun Capital Money Market Fund, the Money Market Series of the MFS/Sun Life Series Trust or the Fidelity VIP Money Market Portfolio following the liquidations, a notice explaining that their contract values have been automatically transferred to the money market fund available under their variable contracts and requesting that they provide transfer instructions in the event that they do not want to remain invested in the money market fund offered under their variable contracts.

This Statement sets forth information about the proposed liquidations that an owner should know before giving voting instructions to approve or disapprove a proposed liquidation. Current prospectuses for the mutual funds available as investment options under the variable contracts (including other funds of the Trust) have been sent to owners earlier this year. These prospectuses set forth important information about the other mutual funds that an owner should know before providing transfer instructions relating to the reinvestment of their contract values currently allocated to a Fund. A statement of additional information related to each of the prospectuses for the mutual funds has been filed with the Commission and is available free of charge. Additional copies of the mutual fund prospectuses as well as copies of the various statements of additional information may be obtained without charge. If your contract is a variable annuity, please call Sun Life (U.S.) at 1-800-752-7215 or Sun Life (N.Y.) at 1-800-447-7569. If your contract is an individual variable universal life insurance policy, please call Sun Life (U.S.) at 1-800-700-6554 or Sun Life (N.Y.) at 1-866-702-6998. If your contract is a corporate-owned variable universal life insurance policy, please call Sun Life (U.S.) at 1-888-594-2654.

Board Evaluation and Approval

On May 25, 2004, the Trust's board of trustees held a meeting called for the purpose of considering, among other things, the circumstances facing the Funds. At the meeting, the board considered information provided by Sun Capital on each Fund's lack of asset growth and expenses.

The Board considered, among other things, the following information:

1. Since each Fund's inception, based on an examination of owners' investment allocations, many owners have been allocating the contract value within their variable contracts to investment options other than the Funds.

2. Each Fund has failed to attain asset growth needed to achieve effective investment operations.

3. Each Fund has limited prospects for future growth because very few of the variable contracts that offer it as an investment option continue to be actively sold.

4. Under an agreement with the Trust, Sun Capital is reimbursing each Fund for certain ordinary operating expenses in excess of the percentage of the Fund's average daily net assets as shown in the following table:

Fund	Fee Waiver and Expense Limitation
SC Alger Growth Fund	0.90%
SC Alger Income & Growth Fund	0.80%
SC Alger Small Capitalization Fund	1.00%
SC Davis Financial Fund	0.90%
SC Neuberger Berman Mid Cap Growth Fund	1.10%
SC Neuberger Berman Mid Cap Value Fund	1.10%
SC Value Equity Fund	0.90%
SC Value Managed Fund	0.90%
SC Value Mid Cap Fund	1.00%
SC Investors Foundation Fund	0.90%
SC Select Equity Fund	0.90%

This reimbursement policy has permitted each Fund's annual operating expense ratio to remain competitive in the market since the Funds' commencement of operation. Given the lack of asset growth and interest of the owners, Sun Capital has concluded it cannot continue to devote assets to maintain that expense reimbursement policy indefinitely. Absent the proposed liquidation, when the reimbursement policy ends, owners will bear the entire expense of operating a Fund at a time when operating expenses are relatively high and net asset size is decreasing.

5. In connection with the proposed liquidation of the Funds, owners having contract values allocated to the Funds will be permitted to make their own decisions regarding reinvestment of such contract values among a variety of alternative investment options offered under their variable contracts through the transfer instruction process.

6. In the opinion of counsel for Sun Life (U.S.) and Sun Life (N.Y.), consummation of the liquidation, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners of variable contracts.

The board of trustees discussed how best to further shareholders' and owners' interests in light of the foregoing information, including consideration of a possible merger of each Fund with another Fund of the Trust. The trustees evaluated the merits of the Plans as one possible response to the circumstances of the Funds. The board of trustees concluded that, under the facts and circumstances, including the Funds' limited and decreasing asset levels, high and potentially increasing gross expenses, and owner interest in other investment options rather than the Funds, it is in the best interests of each of the Funds and their respective shareholders and the underlying owners to liquidate the Funds. Furthermore, the trustees concluded that, because of the number of different variable contracts through which the Funds are offered and because of the variety of mutual funds offered as investment options under the different variable contracts, each Plan, as distinct from a merger into a designated fund, is in the best interests of owners, as it allows owners to provide individualized instructions as to the transfer of a Fund's liquidated assets into other investment options available under the variable contracts and to do so without adverse tax consequences to them.

Based upon its review, the Trust's board of trustees has concluded that each Plan is in the best interests of the Fund to which it relates and to its respective shareholders, as well as the owners indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the board of trustees unanimously approved each Plan and voted to recommend to each Fund's shareholders that they approve the its Plan.

The Board of Trustees Recommends that Owners Instruct Sun Life (U.S.) and Sun Life (N.Y.) to Vote "For" the Plans of Liquidation.

General Information

Additional Information

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to owners earlier this year, and statements of additional information. Copies of these materials are available, without charge, upon request. Copies of the Annual Reports for the Trust and the other mutual funds available as investment options under the variable contracts are also available upon request. To request a copy of a prospectus, statement of additional information, or either type of report, please call Sun Life (U.S.) or Sun Life (N.Y.) at the appropriate telephone number for your variable contract. Telephone numbers are listed by type of variable contract at the end of this proxy statement.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund.

Investment Adviser and Subadvisers

Sun Capital, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, serves as the investment manager to the Trust. Sun Capital has engaged the following subadvisers, as described below:
Fund	Subadviser
SC Alger Growth Fund, SC Alger Income & Growth Fund, and SC Alger Small Capitalization Fund	Fred Alger Management, Inc.
SC Davis Financial Fund	Davis Advisors
SC Neuberger Berman Mid Cap Growth Fund and SC Neuberger Berman Mid Cap Value Fund	Neuberger Berman Management Inc.
SC Value Equity Fund, SC Value Managed Fund, and SC Value Mid Cap Fund	OpCap Advisors
SC Investors Foundation Fund and SC Select Equity Fund	Wellington Management Company, LLP

Principal Underwriter

Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, serves as the Trust's principal underwriter.

Administrator

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust's administrator.

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or owners.

Dissenter's Rights of Appraisal

Taken together, Delaware law, the Trust's declaration of trust and interpretations of the 1940 Act by the Commission staff, limit appraisal rights for a shareholder of a registered open-end management investment company such as the Trust to those provided by Rule 22c-1 under the 1940 Act (which, in effect, requires for transactions such as the proposed liquidations, that shares have a value equal to their net asset value per share determined as of the close of regular trading on the New York Stock Exchange on the liquidation date).

Inquiries

Owners may make inquiries by contacting their registered sales representative or by calling the telephone number below that relates to the type of variable contract they own.

If your contract is a VARIABLE ANNUITY, please call, as applicable, Sun Life (U.S.) at 1-800-752-7215 or Sun Life (N.Y.) at 1-800-447-7569.

If your contract is an INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY, please call, as applicable, Sun Life (U.S.) at 1-800-700-6554 or Sun Life (N.Y.) at 1-866-702-6998.

If your contract is a CORPORATE-OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY, please call Sun Life (U.S.) at 1-888-594-2654.

APPENDIX

FORM OF
PLAN OF LIQUIDATION

SUN CAPITAL ADVISERS TRUST

[FUND]

RECITALS

Plan of Liquidation dated [ ], by Sun Capital Advisers Trust (the "Trust") on behalf of its [FUND].

The Trust is a statutory trust organized on July 13, 1998 and existing under the laws of the State of Delaware. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust issues shares of beneficial interest (with no par value) in 18 separate series, each series representing a fractional undivided interest in a particular investment portfolio (each, a "Fund"). The Funds are: the Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Alger Growth Fund, SC Alger Income & Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Davis Venture Value Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Value Small Cap Fund, SC Blue Chip Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund.

The Trust serves as an investment medium for variable annuity contracts and variable life insurance policies ("variable contracts") issued by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"). Sun Life (U.S.) and Sun Life (N.Y.) are both indirect, wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("Sun Life"). Other than shares sold directly to Sun Life to provide seed capital to the Funds, shares of the Trust currently are held only by separate accounts of Sun Life (U.S.) and Sun Life (N.Y.).

Sun Capital Advisers, Inc. ("Sun Capital") is the investment adviser to the [FUND]. [SUBADVISER], serves as subadviser to the [FUND]. Sun Capital and [SUBADVISER] are each registered as an investment adviser under the Investment Advisers Act of 1940.

The board of trustees of the Trust has determined that it is in the best interests of the [FUND], and owners of variable contracts indirectly invested in the Fund ("Owners") to liquidate the Fund (the "Liquidation").

ARTICLE I

THE LIQUIDATION DATE

The liquidation date ("Liquidation Date") shall be [ ], or such other date as shall be specified by the Trust's board of trustees or the appropriate officers of the Trust pursuant to authority granted by the board of trustees.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the [FUND] is disrupted on the proposed Liquidation Date so that, in the judgment of the Trust's board of trustees (or appropriate Trust officers acting under the authority of the board of trustees), accurate appraisal of the net assets of the Fund is impracticable, the Liquidation Date shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

THE LIQUIDATION

Provided that all of the conditions precedent to the Liquidation described in Article III are fulfilled, then, as of the Liquidation Date, the [FUND] will distribute its assets to shareholders by redeeming their shares for cash, and the shares of the [FUND] shall be cancelled, and the [FUND] shall engage in no other business except to wind up its operations and completely terminate.

ARTICLE II

REINVESTMENT OF PROCEEDS

Immediately following the distribution of liquidation proceeds to shareholders, Sun Life (U.S.) or Sun Life (N.Y.) will reinvest the cash proceeds distributed to each of their separate accounts by transferring the proceeds from subaccounts that hold Fund shares to other subaccounts pursuant to the transfer instructions received from Owners. For variable contracts as to which the Owner has not provided timely transfer instructions, Sun Life (U.S.) or Sun Life (N.Y.) will transfer contract value to the subaccount that invests in shares of the money market fund offered under the Owner's variable contract.

ARTICLE III

DIVIDEND DECLARATION

By the Liquidation Date, the Fund will sell its portfolio securities for cash or permit them to mature, reduce any other assets to cash or cash equivalents, pay any liabilities, and the board of trustees of the Trust (or appropriate Trust officers acting under the authority of the board of trustees) will declare and pay a dividend on the [FUND] shares representing the [FUND'S] accrued but undistributed net investment income and net realized capital gains through the Liquidation Date as well as any other dividend necessary to enable the Fund to avoid any liability for federal income and excise taxes.

OTHER CONDITIONS PRECEDENT TO THE LIQUIDATION

The board of trustees of the Trust will call a meeting of the holders of [FUND] shares in order to submit to such holders the Plan of Liquidation for their approval or disapproval. Prior to the Liquidation Date, the holders of [FUND] shares shall meet and approve the Plan of Liquidation by the affirmative vote of a majority of the shares entitled to vote at such meeting.

Prior to any meeting of the holders of [FUND] shares, the Trust shall distribute to such holders entitled to vote at such meeting (and to Owners represented by such shares) a proxy statement and other proxy materials (including voting instruction forms) that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. This proxy statement and proxy materials will not contain an untrue statement of material fact nor omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the context in which they are made.

Prior to the Liquidation Date, the Trust will receive an opinion from tax counsel for Sun Life (U.S.) and Sun Life (N.Y.) substantially to the effect that no gain or loss will be recognized by Owners of variable contracts indirectly invested in the [FUND] upon the liquidation, followed by the transfer of variable contract value to alternative subaccounts of any Sun Life (U.S.) or Sun Life (N.Y.) separate account.

ARTICLE IV

MISCELLANEOUS

At any time prior to the Liquidation Date, the Liquidation may be postponed or abandoned by the board of trustees of the Trust (or appropriate Trust officers acting under the authority of the board of trustees). In the event that it is abandoned, the Plan of Liquidation shall become void and have no effect, without liability on the part of any of Sun Life [or Sun Capital] the [FUND] or the holders of [FUND] shares or the Trust or the holders of other series of Trust shares.

Sun Capital will pay the expenses of carrying out the Liquidation, including the costs of soliciting voting instructions from Owners of Sun Life U.S. and Sun Life N.Y. variable contracts indirectly invested in the [FUND], but excluding the cost (if any) of liquidating [FUND] portfolio investments in preparation for and in connection with the Liquidation.

As soon after the Liquidation Date as is reasonably practicable, the Trust will: (1) prepare and file all federal and other tax returns and reports of the [FUND] required by law with respect to all periods ending on or before the Liquidation Date, (2) pay all federal and other taxes due thereon, but not paid by the Liquidation Date, (3) prepare and file any other required regulatory reports, including but not limited to any Form N-SAR Report and Rule 24f-2 notices with respect to the [FUND], and (4) take any other steps necessary or proper to effect the termination or dissolution of the [FUND] under federal or state law.

The Plan of Liquidation and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Growth Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Income & Growth Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Small Capitalization Fund VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Davis Financial Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Neuberger Berman Mid Cap Growth Fund

VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Neuberger Berman Mid Cap Value Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Equity Fund VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Managed Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Mid Cap Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Investors Foundation Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Select Equity Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date: ______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

___________________________________

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN NY

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: ☒
PLEASE DO NOT USE FINE POINT PENS.

FOR AGAINST ABSTAIN

1. To approve a Plan of Liquidation of the Fund. ☐ ☐ ☐

In the discretion of Sun Life (N.Y.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated July [ ], 2004. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

SUN NY

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Growth Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Income & Growth Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Alger Small Capitalization Fund VOTING INSTRUCTION FORM

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Davis Financial Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Neuberger Berman Mid Cap Growth Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions .

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Neuberger Berman Mid Cap Value Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions

Internet: Go to www.xxxxxx.com and follow the on-screen instructions

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Equity Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Managed Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Value Mid Cap Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Investors Foundation Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

VOTING INSTRUCTION FORM

THREE WAYS TO VOTE

Telephone: Call 1-xxx-xxx-xxxx and follow the recorded instructions.

Internet: Go to www.xxxxxxx.com and follow the on-screen instructions.

Mail: Check the appropriate boxes on the reverse side of this card, sign and date below, and return in the postage-paid envelope provided.

SC Select Equity Fund

VOTING INSTRUCTIONS SOLICITED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON August 5, 2004.

I hereby instruct Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") to vote the shares of the above-referenced Fund (the "Fund") of Sun Capital Advisers Trust to which I am entitled to give instructions at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on August 5, 2004, at 10:00 a.m. (E.D.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

Date:_______________________, 2004

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

______________________________________

_______________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

SUN US

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. ☒

FOR AGAINST ABSTAIN

1. To approve a Plan of Liquidation of the Fund. ☐ ☐ ☐

In the discretion of Sun Life (U.S.), it is authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated July [ ], 2004. I REALIZE IF I SIGN THIS FORM WITHOUT CHECKING A BOX WITH RESPECT TO THE ABOVE PROPOSAL, MY TIMELY RETURNING OF THIS FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY HILLS, MASSACHUSETTS 02481, SUN CODE 1335.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

SUN US